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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

       Date of Report (Date of earliest event reported): January 31, 2002

                              WHITEWING LABS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                       0-27420          95-4437350
--------                       -------          ----------
(State or other              (Commission        (IRS Employer
jurisdiction of              File Number)       Identification No.)
Incorporation
or organization)

430 Victoria Terrace, Ridgefield, New Jersey               07657
-----------------------------------------------------      ------
(Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code:  (201) 943-0800

        3940 Laurel Canyon Boulevard, #327, Studio City, California 91604
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.  Changes in control of the Registrant

The acquisition of Total Filter Recycling, Inc., described in a report on Form 8-K dated January 31, 2002 was completed on May 3, 2002. As a result of the transaction, the board of directors of the Registrant is now composed of and its executive officers are the following persons:

Name                     All positions held with the Registrant
----------               --------------------------------------
Joseph Bianco            Chairman/Director
Bruce Raben              Director
Andrew V. Latham, Jr.    Director/President/Co-CEO
Norman Raben             Director/Executive VP/Secretary/Co-CEO
Frances M. Latham        VP Administration/Asst. Secretary
Jack Licata, MBA         VP Sales & Marketing
Thomas A. Cattani, Esq.  VP/Asst. Secretary/General Counsel
Charles J. Stuto, CPA    VP Finance/Treasurer/CFO

Information regarding the employment history of the directors and executive officers is incorporated by reference to the aforesaid report on Form 8-K.

As a result of the transaction, the stock ownership by the directors and executive officers of the Registrant and other persons who own more than five percent of the Registrant's common stock is as follows:

Name                                 Number of shares owned        Percentage
----                                 ----------------------        ----------
Joseph Bianco                              2,845,000                  8.9
Bruce Raben                                2,545,000                  7.8
Andrew V. Latham, Jr.                     11,000,000                 34.4
Norman Raben                                 150,000                  0.5
Frances M. Latham                                  -                    -
Jack Licata                                  300,000                  0.9
Thomas A. Cattani                                  -                    -
Charles J. Stuto                             150,000                  0.5
Total shares owned by
Management (8 persons)                    16,990,000                 55.2

W-Net, Inc.                                3,468,000                 10.9
3940 Laurel Canyon Boulevard, #327
Studio City, California  91604

Item 2.  Acquisition or disposition of assets.

The acquisition of Total Filter Recycling, Inc., described in a report on Form 8-K dated January 31, 2002 was completed on May 3, 2002. As a result of the transaction, the Registrant's business is now as described in the report on Form 8-K reporting the event of January 31, 2002. Information regarding the business is incorporated by reference to the aforesaid report on Form 8-K.


ITEM 7. Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements for the business acquired will be filed, when available, as an amendment to the report on Form 8-K reporting the event dated January 31, 2002.

(b) Pro forma financial statements for the business acquired will be filed, when available, as an amendment to the report on Form 8-K reporting the event dated January 31, 2002.

(c) Exhibits

10       Exchange Offer Agreement dated April 16, 2002

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                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEWING LABS, INC.

By: /s/ Andrew V. Latham
    ----------------------------
    Andrew V. Latham, Jr., President
    (Principal executive officer)


Dated:  May 20, 2002